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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported)   July 7, 1998

                          ARCHSTONE COMMUNITIES TRUST
              (formerly known as Security Capital Pacific Trust)
            (Exact Name of Registrant as Specified in its Charter)

                                   Maryland
                (State or Other Jurisdiction of Incorporation)

                  1-10272                               74-6056896
          (Commission File Number)          (I.R.S. Employer Identification No.)

7670 South Chester Street, Englewood, Colorado             80112
   (Address of Principal Executive Offices)              (Zip Code)

                                (303) 708-5959
             (Registrant's Telephone Number, Including Area Code)

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Item 2.  Acquisition or Disposition of Assets

     Effective July 7, 1998, Security Capital Atlantic Incorporated, a Maryland corporation ("ATLANTIC"), merged with and into Security Capital Pacific Trust, a Maryland real estate investment trust ("PTR"), with PTR continuing its existence under the name "Archstone Communities Trust."

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.


     (a)  Financial Statements of Business Acquired

          Incorporated by reference to ATLANTIC's Annual Report on Form 10-K for the year ended December 31, 1997 and ATLANTIC's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998

     (b)  Pro Forma Financial Information

          Incorporated by reference to pages F-1 through F-11 of PTR's Registration Statement on Form S-4 (File No. 333-51139).

     (c)  Exhibits

          15.1 Letter from Ernst & Young LLP regarding unaudited interim financial information.

          23.1  Consent of Ernst & Young LLP.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ARCHSTONE COMMUNITIES TRUST

Dated: July 9, 1998

                                       /s/ Jeffrey A. Klopf
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                                       Jeffrey A. Klopf
                                       Secretary